SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 23, 1999



                       United International Holdings, Inc.
               (Exact Name of Registrant as Specified in Charter)


   Delaware                        0-21974                       84-1116217
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                  Identification #)
incorporation)



             4643 South Ulster Street, Suite 1300, Denver, CO 80237
                     (Address of Principal Executive Office)


                                 (303) 770-4001
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.
-----------------------

At a Special Meeting of Stockholders held on July 23, 1999, the Stockholders of the Company approved two amendments to the Company's Second Restated Certificate of Incorporation. The first amendment changes the Company's name to
UnitedGlobalCom, Inc. The second amendment increases the authorized capital stock of the Company. A copy of the amendments as filed with the Delaware Secretary of State is attached hereto as Exhibit 3.1.



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


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            UNITED INTERNATIONAL HOLDINGS, INC.



DATE: July 23, 1999                         By: /s/ Valerie L. Cover
                                               ---------------------------------
                                                Valerie L. Cover
                                                Vice President and Controller
                                                (a Duly Authorized Officer and
                                                 Principal Financial Officer)



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